UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2011
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

World Headquarters 1 Elmcroft Road Stamford, Connecticut 06926-0700
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Pitney Bowes Inc. (the “Company”, “we”, and “our”) is filing this Form 8-K to update the financial information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 Form 10-K”) to reflect revised financial information and disclosures as a result of business segment and other changes as described below.

Due to management changes and an organizational realignment, we changed to a North American view of our mailing business. Accordingly, the following changes to our segment reporting have been made:

•

The results of our Canadian mailing and financial services operations were moved from the International Mailing segment and combined with the results of our U.S. Mailing segment to comprise the “North America Mailing” segment;

•	Certain software operations were moved from North America Mailing to the Software segment;
•	Certain e-commerce and associated R&D costs were moved from North America Mailing to the Mail Services segment; and,
•	Certain operations originally reported in North America Mailing or International Mailing are now reported in the Production Mail segment.

Additionally,
•

Certain software sales and related costs originally reported as Equipment sales and Cost of equipment sales on the Consolidated Statements of Income are now reported as Software sales and Cost of software; and,

•	Additional disclosures have been included as a result of a review of our 2010 Form 10-K by the U.S. Securities and Exchange Commission (the “SEC”).

These changes to our business segment presentation and other changes noted above did not impact our financial position at December 31, 2010 or 2009 or net income, earnings per share or cash flows in any of the three years ended December 31, 2010.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 23 – Consent of Independent Registered Public Accounting Firm

The Company has recast the following items that were contained in its 2010 Form 10-K filed on February 28, 2011 to reflect the impact of the above noted items. The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede only those portions of the 2010 Form 10-K listed below:

•	Exhibit 99.1: Item 1, “Business” and Item 3, “Legal Proceedings”;

•	Exhibit 99.2: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and

•

Exhibit 99.3: Consolidated Statements of Income; Note 6 – Intangible Assets and Goodwill; Note 17 – Finance Assets: and Note 18 – Business Segment Information found in Item 8, “Financial Statements and Supplementary Data.”

All other information in the 2010 Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2010 Form 10-K with the SEC. For developments since the filing of the 2010 Form 10-K, please refer to our Quarterly Reports on Form 10-Q for the periods ended March 31, 2011 and June 30, 2011. The information in this Form 8-K, including exhibits, should be read in conjunction with the 2010 Form 10-K and subsequent SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pitney Bowes Inc.

September 22, 2011

/s/ Steven J. Green

Steven J. Green
Vice President – Finance and
Chief Accounting Officer
(Principal Accounting Officer)